Exhibit 99.1

Nuvve Expands IP, Revenue, and Market Reach with Strategic Assets Acquisition of Fermata Energy

Acquisition unites two of the most advanced V2G innovators, enhancing IP, expanding customer reach, and accelerating revenue growth.

San Diego, CA – April 29, 2025 – Nuvve Holding Corp. (Nasdaq: NVVE), a global leader in vehicle-to-grid (V2G) technology and grid modernization, today announced the acquisition of substantially all of the net assets of Fermata Energy LLC (“Fermata”), a leading V2G platform provider in the U.S. The assets acquisition was completed through Nuvve’s newly formed subsidiary, Fermata Energy II LLC (“Fermata 2.0”), focused on scaling intelligent, bidirectional energy solutions.

Fermata 2.0 acquired substantially all of the assets of Fermata and assumed certain specified liabilities. As part of the transaction, Fermata 2.0 issued 4,900,000 shares of convertible preferred stock to former Fermata debt holders. The total purchase price is approximately $659,000, consisting of approximately $340,000 in cash and the remainder in assumed liabilities.

Fermata 2.0 will be jointly led by Gregory Poilasne as CEO and Hamza Lemsaddek as Chief Operating Officer, combining strategic oversight with operational execution to scale the platform and deepen customer impact. "By acquiring Fermata’s assets, we’re creating the leading platform to fully realize V2G’s potential," said Poilasne. "Together, we accelerate the energy transition by making EVs integral to energy security and grid resiliency."

Several key members of the Fermata team will join Fermata 2.0, bringing deep expertise in V2G integration, software development, OEM and utility engagement, regulatory strategy, business operations, and business development. This continuity will accelerate product roadmap execution and ensure trusted relationships are maintained.

"This partnership ensures continuity for our technology and our mission," said David Slutzky, Founder and Chairman of Fermata Energy. "Nuvve brings the scale, complementary capabilities, and vision to amplify Fermata’s impact. I’m proud of what we’ve built and excited about what’s ahead."

The companies will continue to support and expand existing customer and partner relationships on both sides, ensuring that long-standing collaborations with utilities, OEMs, and fleet operators are preserved and enhanced through this integration.

"This assets acquisition is about unifying capabilities and accelerating the deployment of intelligent, bidirectional energy solutions," said Lemsaddek. “We’re building an end-to-end platform that empowers fleets, utilities, and OEMs to participate in the energy transition more effectively and more profitably.”

Immediate operational efficiencies include consolidating software platform teams and AWS infrastructure within Fermata 2.0, significantly reducing annual expenses by approximately $2 million. Sales synergies are emerging as Nuvve expands its hardware offerings into markets previously served by Fermata. Joint engineering and R&D initiatives will pursue innovation and collaborative grant-funded projects, further supported by the combined Nuvve and Fermata IP and engineering resources.

Fermata 2.0 will deliver a new generation of white-label software solutions, combining Fermata’s proven optimization and forecasting capabilities with Nuvve’s advanced AI-driven grid intelligence. By integrating intelligent energy management directly into electric vehicles or offering it as a standalone service for fleet operators and utilities, Fermata 2.0 will unlock new value streams across the mobility and energy sectors. Customers will benefit from enhanced predictive charging insights, dynamic peak load minimization, and expanded grid service opportunities, powered in part by Nuvve’s Astrea AI™ platform. Together, these capabilities create a more scalable, flexible, and commercially powerful solution than either company could deliver independently.

The assets acquisition strengthens Nuvve’s comprehensive intellectual property portfolio, diversifies market risk, and enhances its range of U.S.-built certified hardware through Fermata’s established domestic manufacturer relationships, adding resilience amidst evolving tariff policies.

Customers of both companies gain immediate value through access to an expanded suite of integrated hardware and software solutions, combining Nuvve’s grid aggregation and virtual power plant (VPP) expertise with Fermata’s specialized capabilities in distributed energy resource (DER) optimization and behind-the-meter solutions.

This assets acquisition also positions Nuvve to capitalize on accelerating regulatory tailwinds such as the Inflation Reduction Act and state-level grid modernization incentives, further expanding the total addressable market for V2G applications.
With more than ten years of commercial V2G deployment experience, the combined platform now offers breadth across grid services, behind-the-meter optimization, OEM integration, AI-driven software, and certified charging hardware—delivering a truly end-to-end V2G ecosystem.

Looking ahead, Fermata 2.0 is positioned to play a critical role in Nuvve’s growth strategy as the company expands its presence in behind-the-meter markets and strengthens its VPP services across regulated and deregulated markets alike, with potential to drive incremental revenue from new white-label licensing opportunities, expanded DER optimization contracts, and fleet electrification partnerships. It also provides a focused investment vehicle within Nuvve for scaling software-first energy services.

About Nuvve

Founded in 2010, Nuvve Holding Corp. (Nasdaq: NVVE) has successfully deployed vehicle-to-grid (V2G) on five continents, offering turnkey electrification solutions for fleets of all types. Nuvve combines the world’s most advanced V2G technology and an ecosystem of electrification partners, delivering new value to electric vehicle (EV) owners, accelerating the adoption of EVs, and supporting a global transition to clean energy. Nuvve is making the grid more resilient, transforming EVs into mobile energy storage assets, enhancing sustainable transportation, and supporting energy equity in an electrified world. Nuvve is headquartered in San Diego, Calif., and can be found online at nuvve.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements or forward-looking information within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terms such as "may," "will," "expects," "believes," "aims," "anticipates," "plans," "looking forward to," "estimates," "projects," "assumes," "guides," "targets," "forecasts," "continue," "seeks" or the negatives of such terms or other variations on such terms or comparable terminology, although not all forward-looking statements contain such identifying words. Forward-looking statements include, but are not limited to, statements concerning Nuvve’s expectations, plans, intentions, strategies, prospects, business plans, product and service offerings, new deployments, potential project successes, expected timing of recently announced projects, anticipated growth of various business areas and other statements that are not historical facts. Nuvve cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Nuvve. Such statements are based upon the current beliefs and expectations of management and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially. Some of these risks and uncertainties can be found in Nuvve’s most recent Annual Report on Form 10-K and subsequent periodic reports filed with the Securities and Exchange Commission (SEC). Copies of these filings are available online at www.sec.gov, https://investors.nuvve.com or on request from Nuvve. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Nuvve’s filings with the SEC. Such forward-looking statements speak only as of the date made, and Nuvve disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this press release are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this press release.

Media Contact For Nuvve:
Wes Robinson
wrobinson@olmsteadwilliams.com
(626) 201-2928

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